Exhibit 10.1

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGSITRATION RIGHTS AGREEMENT (this “Amendment”) dated May 14, 2007 and effective as of April 30, 2007, is entered into by and among Alteon Inc., a Delaware corporation (the “Company”), and the purchasers (the “Purchasers”) identified on the signature pages to that certain Registration Rights Agreement dated as of January 11, 2007 (the “Registration Rights Agreement”).

WHEREAS, in connection with the execution and delivery of that certain Note and Warrant Purchase Agreement, dated as of January 11, 2007, by and among the Company and the Purchasers, the Company issued and sold to the Purchasers (i) an aggregate of $3,000,000 of its Senior Convertible Secured Promissory Notes (the “Notes”), each dated January 11, 2007, and (ii) warrants (the “Warrants”), each dated January 11, 2007, to purchase and aggregate of 25,734,453 shares of the common stock, $0.01 par value per share (the “Common Stock”) of the Company, and the Company granted the Purchasers certain registration rights with respect to the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to the Registration Rights Agreement, and

WHEREAS, in accordance with Section 6(g) of the Registration Rights Agreement, the Company and the Purchasers desire to amend the Registration Rights Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.  Amendment to Registration Rights Agreement. The definition of Filing Date is hereby deleted in its entirety and replaced with the following:

“Filing Date” means, with respect to the initial Registration Statement required hereunder, June 15, 2007, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

2.  Ratification. The parties hereby ratify and confirm in all respects the Registration Rights Agreement, as amended by this Amendment.

3.  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Registration Rights Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4.  Other Matters. The Company hereby acknowledges and agrees that the execution and delivery by the Purchasers of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Purchasers to execute similar extensions, amendments or waivers under the same or similar circumstances in the future.

5.  Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, the undersigned hereby executes this Amendment No. 1 as of the date first set forth above..

ALTEON INC.	Address for Notice:
By:/s/ Noah Berkowitz Name: Noah Berkowitz Title: President	221 West Grand Avenue Montvale, NJ 07645
With a copy to (which shall not constitute notice): Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111 Attn: William T. Whelan, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned hereby executes this Amendment No. 1 as of the date first set forth above.

THE PURCHASERS:

BAKER/TISCH INVESTMENTS, L.P.
By:   Baker/Tisch Capital, L.P.,
         its general partner
By:   Baker/Tisch Capital (GP), LLC,
         its general partner

By:   /s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

BAKER BIOTECH FUND I, L.P.
By:   Baker Biotech Capital, L.P.,
         its general partner
By:   Baker Biotech Capital (GP), LLC,
         its general partner

By:          /s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

Baker Brothers Life Sciences, L.P.
By:   Baker Brothers Life Sciences Capital, L.P.
         its general partner
By:   Baker Brothers Life Sciences Capital (GP), LLC
         is general partner

By:   /s/ Felix Baker
        Name: Felix Baker, Ph.D.
         Title: Managing Member

14159, L.P.
By:   14159 Capital, L.P.,
         its general partner
By:   14159 Capital (GP), LLC,
         is general partner

By:   /s/ Felix Baker
         Name: Felix Baker, Ph.D.
         Title: Managing Member
Address for Notice: 667 Madison Avenue 17th Floor New York, NY 10021